                                                                   EXHIBIT 10.15


               NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

               THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE OR SUCH PROVISIONS OF THE CORPORATIONS CODE OF ANY SUCH OTHER STATE. THE RIGHTS OF THE HOLDER OF THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                             STOCK PURCHASE WARRANT

                                       OF

                          ADEZA BIOMEDICAL CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
             ------------------------------------------------------

Issued:  April 30, 1996

     THIS CERTIFIES THAT, for value received, ___________________________ (the "Holder") is entitled to subscribe for and purchase shares (the "Shares") of fully paid and nonassessable (i) common stock ("Common Stock") of Adeza Biomedical Corporation (the "Company") at an exercise price per share equal to eighty-five percent (85%) of the per share price at which the Common Stock is offered in the Company's firm commitment, underwritten initial public offering (the "IPO"), in the event that the date that the registration statement for the IPO is deemed effective by the Securities and Exchange Commission occurs prior to the closing date of the Company's next private equity financing in an aggregate amount of at least $4 million (including conversion of all then-outstanding convertible secured promissory notes (the "Notes") issued by the Company in connection with the Note and Warrant Purchase Agreement (the

"Purchase Agreement") dated April 30, 1996, by and between the Company and certain holders of the Company's Series 1 and Series 2 Preferred Stock) (the "Private Equity Financing"), or (ii) preferred stock of the Company issued in
                             --
the next Private Equity Financing ("Preferred Stock") at an exercise price per share equal to the price paid for the Preferred Stock by the investors in such Private Equity Financing, in the event that the Company consummates a Private Equity Financing prior to the effective date of the IPO; in each case subject to
the provisions and upon the terms and conditions set forth in this Warrant.   In
the event that neither the effective date of the IPO nor the closing of the Private Equity Financing occurs on or before December 31, 1997, this Warrant will be exercisable for shares of the Company's Series 2 Preferred Stock at a price of $1.00 per share. In the event that neither the effective date of the IPO nor the closing of the Private Equity Financing occurs on or before the Holder receives notice of a pending sale or acquisition pursuant to Section 1 below, this Warrant will be exercisable for shares of the Company's Series 2 Preferred Stock at a price per share equal to eighty-five percent (85%) of the per share price at which the Series 2 Preferred Stock is sold to the acquiring entity in such sale or acquisition. The Common Stock or Preferred Stock, as the case may be, issued upon exercise of this Warrant shall be referred to hereafter as the "Stock." The exercise price per share for the Stock, as adjusted pursuant to the terms hereof, shall be referred to hereafter as the "Warrant Price." "Grant Date" shall mean April 30, 1996.

     This Warrant is issued in connection with a committed line of funding ("Line of Funding") provided by the Holder to the Company pursuant to the terms and subject to the conditions of the Purchase Agreement.

     1.  TERM.  Subject to the terms and conditions of this Warrant, the
         ----
purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to the earlier of (a) the date five (5) years after the Grant Date or (b) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of a merger or other transaction as a result of which the shareholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity immediately following such acquisition. At least thirty (30) days prior to the occurrence of an event specified in (a) or (b) of this Section 1, the Company shall mail to the Holder notice of such event and that the Holder's right to exercise this Warrant shall terminate upon the occurrence of such event.

     2.  LOCK-UP.  Notwithstanding Section 1 above, in the event that the
         -------
effective date of the IPO occurs prior to June 30, 1997, this Warrant may not be exercised during the one (1) year period following the effective date of the IPO.

     3.  NUMBER OF SHARES.  Subject to the terms and conditions hereinafter set
         ----------------
forth, the Holder is entitled, upon surrender of this Warrant, to purchase from the Company that number of Shares as equals (x) one tenth of the aggregate principal amount that the Holder has committed to loan to the Company pursuant to the Line of Funding, divided by the Warrant Price, plus (y) the quotient of
(i) .05 multiplied by the total original principal dollar amount of all Notes issued to the Holder (the "Note Amount") multiplied by the number of full or partial calendar months such Note Amount is outstanding, divided by (ii) the Warrant Price; provided, however, in no event will the number of Shares issuable upon exercise of this Warrant exceed fifty percent (50%) of the aggregate principal amount of all Notes issued to the Holder divided by the Warrant Price.

     4.  METHOD OF EXERCISE; NET ISSUE EXERCISE.
         --------------------------------------

         (a) Method of Exercise; Payment; Issuance of New Warrant.  The
             ----------------------------------------------------
purchase right represented by this Warrant may be exercised by the Holder, in whole or in part and from time to time, by either, at the election of the Holder, (i) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the
                   ---------
Company and by the payment to the Company, by check, of an amount equal to the then-applicable Warrant Price multiplied by the number of Shares then being purchased, or (ii) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of
                        -----------
the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by check or from the proceeds of the sale of shares to be sold by the Holder in such public offering of an amount equal to the then-applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder as soon as possible and in any event within thirty (30) days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible and in any event within such thirty (30) day period.

         (b)  Net Issue Exercise.
              ------------------

              (i) In lieu of exercising this Warrant as set forth in Section 4(a) above, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at
                                                     ---------
the principal office of the Company in which event the Company shall issue to the Holder a number of shares of the Company's Stock computed using the following formula:

               X = Y(A - B)
                   --------
                      A

Where     X = The number of shares of Stock to be issued to the Holder.

          Y = the number of shares of Stock purchasable under this Warrant.

          A = the fair market value of one share of such Stock.

          B = the Warrant Price (as adjusted to the date of such calculations).

          (ii) For purposes of this Section 4(b), the "fair market value" of the Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Warrant is exercised after the Company's IPO, the fair market value per Share shall be calculated on the basis of (a) if the Stock is then traded on a securities exchange, the average of the closing prices of the Stock on such exchange over the 30-day period ending three
(3) days prior to the date of exercise, (b) if the Stock is then regularly traded over-the-counter, the average of the sale prices or secondarily the closing bid of the Stock over the 30-day period ending three (3) days prior to the date of exercise, or (c) if there is no active public market for the Stock, the fair market value thereof as determined in good faith by the Board of Directors of the Company.

     5.  STOCK FULLY PAID; RESERVATION OF SHARES.  All Shares that may be issued
         ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Stock to provide for the exercise of the right represented by this Warrant.

     6.  ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.  The number and kind
         ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification.  In case of any reclassification, change or
             ----------------
conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall execute a new Warrant (in form and substance satisfactory to the Holder) providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or conversion by a holder of one (1) share of Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
6. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes and conversions.

         (b) Splits, Subdivisions or Combination of Shares.  If the Company at
             ---------------------------------------------
any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Stock, the Warrant Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted such that the aggregate exercise price of this Warrant shall at all time remains equal.

         (c) Stock Dividends.  If the Company at any time while this Warrant is
             ---------------
outstanding and unexpired shall pay a dividend payable in shares of Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be
the total number of shares of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Stock outstanding immediately after such dividend or distribution, and the number of Shares subject to this Warrant shall be proportionately adjusted.

         (d) Certain Dilutive Issuances.  The Shares issuable upon exercise of
             --------------------------
this Warrant shall be afforded the same antidilution protection as the Company's Preferred Stock as set forth in Section 5(d)(i)-(v) of the Company's Restated Articles of Incorporation.

         (e) No Impairment.  The Company will not, by amendment of its Articles
             -------------
of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         (f) Notices of Record Date.  In the event of any taking by the Company
             ----------------------
of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the Holder, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     7.  NOTICE OF ADJUSTMENTS.  Whenever the Warrant Price shall be adjusted
         ---------------------
pursuant to the provisions hereof, the Company shall within five (5) days of such adjustment deliver a certificate signed by its chief financial officer to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

     8.  FRACTIONAL SHARES.  No fractional shares of Stock will be issued in
         -----------------
connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     9.  MARKET STAND-OFF AGREEMENT.  The Holder hereby agrees that, during the
         --------------------------
period of duration specified by the Company or an underwriter of capital stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except capital stock included in such registration; provided, however, that:

         (a) all executive officers and directors of the Company and all holders of one percent (1%) or greater of the Company's capital stock enter into similar agreements; and

         (b) such period shall not exceed one hundred eighty (180) days beginning the day after the effective date of such registration statement.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Stock of the Investor until the end of such period.

     10. TRANSFERS AND EXCHANGES.
         -----------------------

         (a) This Warrant shall not be transferable in whole or in part unless and until all conditions to transfer set forth in Section 7.8 of the Purchase Agreement have been met.

         (b) It shall be a further condition to each such transfer that the transferee shall receive and accept a Warrant, of like tenor and date, executed by the Company.

         (c) All new Warrants issued in connection with transfers or exchanges shall be identical in form and provision to this Warrant except as to the number of Shares.

     11. RIGHTS AS SHAREHOLDERS.  No holder of this Warrant, as such, shall be
         ----------------------
entitled to vote or receive dividends or be deemed the holder of Stock, or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     12. REGISTRATION RIGHTS.  The Shares shall be subject to the registration
         -------------------
rights set forth in that certain Investors' Rights Agreement dated December 21, 1994, by and between the Company and certain holders of the Company's Series 1 and Series 2 Preferred Stock, as amended on April 30, 1996, and as modified by that certain shareholder election and waiver letter dated April 24, 1996.

     13. AMENDMENTS AND WAIVERS.  Any term of this Warrant may be amended and
         ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any such amendment or waiver shall be binding on the parties.

     14. NOTICES.  Any notice, request or other document required or permitted
         -------
to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to such Holder at its address as shown on the books of the Company or to the Company at the address indicated on the signature page of this Warrant.

     15.  BINDING EFFECT ON SUCCESSORS.  All of the obligations of the Company
          ----------------------------
relating to the Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the permitted successors and assigns of the Holder.

     16.  LOST WARRANTS OR STOCK CERTIFICATES.  The Company covenants to the
          -----------------------------------
Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     17.  DESCRIPTIVE HEADINGS.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     18.  GOVERNING LAW.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to its conflicts of law provisions.

               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Stock Purchase Warrant is executed effective as of the date first above written.


                                             ADEZA BIOMEDICAL CORPORATION


                                             By:_____________________________

                                             Title:__________________________

                                             Address:  1240 Elko Drive
                                                       Sunnyvale, CA  94089



ACKNOWLEDGED AND AGREED TO:


By: ________________________________

Name: ______________________________

Title: _____________________________

Address: ___________________________

____________________________________

                                   EXHIBIT A

                              NOTICE OF EXERCISE


To: _______________________________

___________________________________

___________________________________

Attn: _____________________________



     1. The undersigned hereby elects to purchase __________ shares of ________________ Stock of Adeza Biomedical Corporation pursuant to the terms of the attached Warrant, and (please indicate either (a) or (b) below):

     _____    (a)  tenders herewith payment of the purchase price of such shares in full, or

     _____    (b)  elects to effect such purchase through the Net Issue Exercise provision set forth in Section 4(b) of the attached Warrant.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below


          Name: ________________________________

          Address: _____________________________

                   _____________________________

                   _____________________________


     3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                             ___________________________________
                                                           (Signature)

___________________________
          (Date)

                                  EXHIBIT A-1

                              NOTICE OF EXERCISE


To: _______________________________

___________________________________

___________________________________

Attn: _____________________________


     1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement of Form S-______, filed __________, __________, the undersigned hereby elects to purchase shares of _______________ Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such __________ shares.

     3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $__________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                                             ___________________________________
                                                           (Signature)

___________________________
          (Date)

                                   EXHIBIT B

                              NOTICE OF ASSIGNMENT



       For value received, the undersigned hereby sells, assigns and transfers unto the person(s) listed below the right to purchase that number of shares of _____________ Stock of Adeza Biomedical Corporation pursuant to the terms of the attached Warrant, together with all right, title and interest therein, with full power of substitution in the premises:


 NAME(S) OF ASSIGNEE(S)     ADDRESS OF ASSIGNEE(S)   # OF SHARES ASSIGNED
- -------------------------------------------------------------------------
- -------------------------------------------------------------------------

- -------------------------------------------------------------------------

- -------------------------------------------------------------------------

- -------------------------------------------------------------------------

- -------------------------------------------------------------------------


       And if said number of Shares shall not be all the Shares represented by the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the Shares registered by said Warrant.

                                        19
  Dated:     ________________________________

  Signature: ________________________________

  Address:   ________________________________

             ________________________________

             ________________________________

       Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.